TIAA SEPARATE ACCOUNT VA-1 (“VA-1”)

SUPPLEMENT NO. 1
dated June 18, 2024
to the Prospectus dated May 1, 2024 (“Prospectus”)

Effective June 18, 2024, Lei Liao has retired and is no longer a portfolio manager of VA-1. Therefore, all references to Mr. Liao are hereby removed from the portfolio management team disclosure in the Prospectus.

Effective June 18, 2024, Nazar Romanyak has been added to the portfolio management team of VA-1. Consequently, the following is hereby added to the table of the sub-section entitled “Portfolio management” of the section entitled “Management of the Stock Index Account” on page 16 of the Prospectus:

			Total Experience (since dates specified below)
Name & Title	Portfolio Role	Experience Over Past Five Years	At TIAA	Total	On Team
Nazar Romanyak, CFA
Senior Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2013 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2013	2002	2024

Additionally, this Prospectus supplement provides an update on the investigation into the cybersecurity incident that Infosys McCamish Systems LLC (“IMS”), a vendor for VA-1, experienced last November.

As previously disclosed, in November 2023, an unauthorized party gained access to IMS’s systems and data, resulting in the temporary suspension of our ability to process contract transactions for Teachers Personal Annuity contracts and the shutdown of our online systems. Operations were fully restored in December 2023, but the investigation into whether any personal information was improperly accessed or otherwise compromised remained ongoing.

IMS has notified Teachers Insurance and Annuity Association of America (“TIAA”) that their investigation concluded and confirmed that personal information that IMS processed on TIAA’s behalf was subject to unauthorized access and acquisition. TIAA is working diligently to identify and provide required notifications to impacted individuals.

If you have any questions concerning the IMS incident, please contact us at 1-800-233-1200.

A41706 (6/24)

TIAA SEPARATE ACCOUNT VA-1 (“VA-1”)

SUPPLEMENT NO. 1
dated June 18, 2024, to the Statement of Additional Information (“SAI”) dated May 1, 2024

Effective June 18, 2024, Lei Liao has retired and is no longer a portfolio manager of VA-1. Therefore, all references to Mr. Liao are hereby removed from the portfolio management team disclosure in the SAI.

Effective June 18, 2024, Nazar Romanyak has been added to the portfolio management team of VA-1. Accordingly, the following is hereby added to the chart appearing under the sub-section entitled “Additional information regarding portfolio managers” of the section entitled “Information about the separate account’s portfolio management” on page 27 of the SAI:

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Account*
Stock Index Account
Nazar Romanyak**	27	6	6	$169,278	$3,637	$1,824	$0

*	Includes notional amounts awarded in connection with long-term compensation awards described above.
**	This information is as of April 30, 2024.

A41707 (6/24)